UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):  January 23, 2008

Argyle Security, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51639	20-3101079
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

200 Concord Plaza

Suite 700

San Antonio, Texas 78216

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(210) 828-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On February 6, 2008, Argyle Security, Inc. filed a current report on Form 8-K to report on its acquisition of 100% of the outstanding units of Com-Tec Security, LLC (“Com-Tec”). This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Argyle Security, Inc. (“Argyle” or the “Company”) dated February 6, 2008 (the “Initial Form 8-K”) by amending and restating Item 9.01.  No other Item of the Initial Form 8-K is hereby amended.  This amendment provides the historical financial statements within the time periods required under Item 9.01(a) and the pro forma financial information required under Item 9.01(b), which financial statements and information were not previously filed.

Item 9.01	Financial Statements and Exhibits.

(a)	Audited Consolidated Financial Statements of Com-Tec Security, LLC and its Affiliates (Exhibit 99.3).

Report of Independent Registered Public Accounting Firm

Consolidated Balance Sheet as of December 31, 2007

Consolidated Statement of Operations for the year ended December 31, 2007

Consolidated Statement of Changes in Members’ Equity for the year ended December 31, 2007

Consolidated Statement of Cash Flows for the year ended December 31, 2007

Notes to Consolidated Financial Statements for year ended December 31, 2007

Report of  Independent Registered Public Accounting Firm

Consolidated Balance Sheet as of December 31, 2006

Consolidated Statement of Operations for the year ended December 31, 2006

Consolidated Statement of Changes in Members’ Equity for the year ended December 31, 2006

Consolidated Statement of Cash Flows for the year ended December 31, 2006

Notes to Consolidated Financial Statements for year ended December 31, 2006

(b)	Unaudited Pro Forma Condensed Combined Financial Statements (Exhibit 99.4).

Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2007

Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 20007

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(d)	Exhibits.

A list of exhibits filed herewith or incorporated by reference herein is contained on the Exhibit Index immediately preceding such exhibits and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Argyle Security, Inc., a Delaware corporation

Dated: April 17, 2008	By:	/s/ Donald F. Neville
Donald F. Neville CHIEF FINANCIAL OFFICER

ARGYLE SECURITY, INC.

INDEX TO EXHIBITS

Exhibit No.	Description

10.1*	Unit Purchase Agreement by and between ISI Controls, Ltd., the holders of units in Com-Tec and Jeffrey E. Corcoran, as the Seller

10.2*	Subordinated Promissory Note by ISI Controls, Ltd. in favor of Jeffrey E. Corcoran and Janell D. Corcoran

10.3*	Amended and Restated Loan and Security Agreement by and between ISI Security Group, Inc. and LaSalle Bank National Association

10.4*	Amended and Restated Revolving Note

10.5*	Term Note

10.6*	Amended and Restated Security Agreement

10.7*	Amended and Restated Pledge Agreement

10.8*	Amended and Restated Continuing Unconditional Guaranty

23.1	Consent of Glifton Gunderson LLP

99.1*	Press release of Argyle Security, Inc. dated February 5, 2008

99.2*	Press release of Argyle Security, Inc. dated January 29, 2008

99.3	Audited Consolidated Financial Statements of Com-Tec Security, LLC and its Affiliates

99.4	Unaudited Pro Forma Condensed Combined Financial Statements

* Previously filed.